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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2005

AFTERMARKET TECHNOLOGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-21803	95-4486486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Opus Place, Suite 600, Downers Grove, Illinois		60515
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (630) 271-8100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Item 7.01.              Regulation FD Disclosure.

The preliminary prospectus supplement of Aftermarket Technology Corp., a Delaware corporation (“we,” “our” or the “Company”), for the public secondary offering referred to in Item 8.01 of this Current Report on Form 8-K (which has been filed with the Commission under Rule 424(b) under the Securities Act of 1933) includes the following selected financial data, which is hereby provided as a Regulation FD disclosure:

The selected financial data presented below with respect to the statements of income data for the years ended December 31, 2004, 2003 and 2002 and the balance sheet data as of December 31, 2004 and 2003 are derived from our Consolidated Financial Statements that have been audited by Ernst & Young LLP, independent registered public accounting firm, and are included in our Annual Report on Form 10-K for the year ended December 31, 2004, and are qualified by reference to such financial statements and notes related thereto.  The selected financial data with respect to the statements of income data for the years ended December 31, 2001 and 2000 and the balance sheet data as of December 31, 2002, 2001 and 2000, are derived from our Consolidated Financial Statements that have been audited by Ernst & Young LLP, independent registered public accounting firm, previously filed with the Commission.  The data provided should be read in conjunction with the Consolidated Financial Statements and related notes, Management’s Discussion and Analysis and other financial information included in our Annual Report on Form 10-K for the year ended December 31, 2004.  During the fourth quarter of 2004, we disposed of an operating unit from our Drivetrain Remanufacturing segment which remanufactured transmissions for General Motors.  This business, along with our former Distribution Group subsidiary, which was sold in October 2000, are classified as discontinued operations and are excluded from the selected financial data presented below.

	Year Ended December 31,
	2004	2003	2002	2001	2000
	(In thousands, except per share data)
Statements of Income Data:
Net sales	$395,577	$339,709	$392,453	$381,633	$361,442
Cost of sales	293,630	244,997	256,621	248,362	241,379
Exit, disposal, certain severance and other charges(1)	—	200	—	216	9,134
Gross profit	101,947	94,512	135,832	133,055	110,929
Selling, general and administrative expense	51,598	50,987	56,618	57,315	55,122
Amortization of intangible assets	125	299	333	4,376	4,602
Exit, disposal, certain severance and other charges (credits)(1)	4,031	8,273	(277)	5,114	23,450
Income from operations	46,193	34,953	79,158	66,250	27,755
Interest income	2,658	2,863	2,769	1,524	234
Interest expense	(7,271)	(8,169)	(12,280)	(22,377)	(24,770)
Other income (expense), net	170	371	(491)	747	(60)
Redemption of senior notes	—	—	(3,022)	—	—
Termination of credit facility	—	—	(1,480)	—	—
Income tax expense	(14,955)	(11,146)	(22,174)	(17,517)	(1,473)
Income from continuing operations(2)	$26,795	$18,872	$42,480	$28,627	$1,686
Income from continuing operations per diluted share(3)	$1.25	$0.77	$1.76	$1.36	$0.08
Shares used in computation of income from continuing operations per diluted share(3)	21,411	24,486	24,119	21,059	21,163
Other Data:
Capital expenditures	$11,081	$13,439	$12,476	$13,256	$11,380
EBITDA(4)	$58,480	$46,549	$89,314	$80,124	$39,828
Reconciliation of Non-GAAP Financial Measure:
Income from operations	$46,193	$34,953	$79,158	$66,250	$27,755
Other income (expense), net	170	371	(491)	747	(60)
Depreciation and amortization expense	12,117	11,225	10,647	13,127	12,133
EBITDA(4)	$58,480	$46,549	$89,314	$80,124	$39,828

	As of December 31,
	2004	2003	2002	2001	2000
	(In thousands)
Balance Sheet Data:
Cash and cash equivalents	$18,085	$59,628	$65,504	$555	$2,035
Working capital, continuing operations	103,879	119,062	132,053	50,527	53,211
Property, plant and equipment, net	52,835	55,022	52,910	51,211	44,930
Total assets	389,995	447,284	448,085	395,969	406,827
Current and long-term debt outstanding	112,406	127,351	164,613	197,789	227,511
Long-term liabilities, less current portion	122,225	134,545	159,561	181,694	213,537
Total stockholders’ equity	186,373	229,251	206,435	109,335	80,239

(1)                                  See “Notes to Consolidated Financial Statements-Note 20” in our Annual Report on Form 10-K for the year ended December 31, 2004 for a description of exit, disposal, certain severance and other charges (credits).

(2)                                  Income from continuing operations for the years ended December 31, 2004, 2003, 2002, 2001 and 2000 excludes gain (loss) from discontinued operations, net of income taxes, of $(21,019), $1,639, $3,947, $(59) and $(98,569), respectively.

(3)                                  See “Notes to Consolidated Financial Statements-Note 14” in our Annual Report on Form 10-K for the year ended December 31, 2004 for a description of the computation of earnings per share.

(4)                                  EBITDA (a non-GAAP financial measure) is defined as income from operations adjusted to add other income (expense), net and depreciation and amortization expense.

We report our financial results of operations in accordance with generally accepted accounting principles (“GAAP”).  We also provide non-GAAP financial information to complement our consolidated financial statements presented in accordance with GAAP.  Our press releases and other communications from time to time may include such non-GAAP financial measures.  A “non-GAAP financial measure” is defined as a numerical measure of our financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements.  We believe these non-GAAP financial measures provide management, investors, equity analysts and rating agencies with useful information by which to measure our performance.  Our non-GAAP financial measures may vary from similarly titled measures of other companies because of differences in the way the measures are calculated and therefore should not be used to compare our performance to that of other companies.

Whenever we present non-GAAP financial measures, a reconciliation to the most directly comparable financial measure calculated and presented in accordance with GAAP is made available.  The non-GAAP financial measures used by us are not intended to supercede or replace our GAAP results or expectations.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.              Other Events.

On March 3, 2005, we issued a press release (a copy of which is being furnished to the SEC as Exhibit 99 to this Current Report on Form 8-K) announcing a proposed underwritten public secondary offering of up to 6,250,000 million shares of our common stock, to be offered by existing stockholders of the Company, including the Aurora Capital Group stockholders.  Certain of the selling stockholders have also granted the underwriters an option to purchase an additional 935,782 shares of common stock to cover over-allotments, if any.

Certain of our directors have indicated to us that they do not intend to stand for election at our next annual election of directors.  Messrs. Mark C. Hardy and Gerald L. Parsky, affiliates of Aurora Capital Group, have indicated to us that they do not intend to stand for election if the 4,252,409, 678,884 and 12,612 shares of common stock owned by Aurora Equity Partners L.P., Aurora Overseas Equity Partners I, L.P. and Mr. Parsky, respectively, are sold in this offering, regardless of whether or not the option to purchase 935,782 additional shares of common stock granted by such selling stockholders to the underwriters to cover over-allotments is exercised.  Messrs. Michael T. DuBose and Dale F. Frey have indicated to us that they intend to retire and not stand for election at our next annual election of directors.

Item 9.01.              Financial Statements and Exhibits.

Exhibit 99       Press release dated March 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2005	AFTERMARKET TECHNOLOGY CORP.

/s/ Joseph Salamunovich
Joseph Salamunovich Vice President